UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 – 7044

The Dreyfus Socially Responsible Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2010

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Socially Responsible
Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010,stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began.The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Jocelin Reed, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, The Dreyfus Socially Responsible Growth Fund’s Initial shares produced a total return of –7.03%, and the fund’s Service shares returned –7.16%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), produced a total return of –6.64% for the same period.2

Stocks retreated late in the reporting period under pressure from an uncertain global economic outlook. Because the fund maintained a mildly growth-oriented bias, its returns lagged the benchmark.

The Fund’s Investment Approach

The fund seeks capital growth, with current income as a secondary objective.To pursue these goals, the fund invests at least 80% of its assets in the common stocks of companies that,in our opinion,meet traditional investment standards while simultaneously conducting their businesses in a manner that contributes to the enhancement of the quality of life in America. In selecting stocks, we use quantitative research to identify and rank stocks within an industry or sector. Next, using fundamental analysis, we designate the most attractive of the higher ranked securities as potential purchase candidates. We then evaluate whether each company meets the fund’s socially responsible investment criteria in order to determine whether the company is eligible for purchase or retention by the fund.With respect to those eligible securities, we then select investments that we consider to be the most attractive based on financial considerations.

The fund normally focuses on large-cap growth stocks; however, the fund also may invest in value-oriented stocks, midcap stocks and small-cap stocks.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Concerns Derailed U.S. Market Rally

U.S. corporations generally reported strong earnings, supporting broad-based gains in stock prices through April. However, an intensifying debt crisis affecting several European economies undermined expectations for continued global growth, driving economically sensitive stocks sharply lower in May and June. In addition, a major oil spill in the Gulf of Mexico weighed on energy stocks, particularly those with offshore drilling operations.As a result, the U.S. stock market gave back its earlier gains, ending the reporting period lower than where it began.

Growth Tilt Produced Mixed Results

In light of strong corporate earnings, we maintained a bias in favor of growth-oriented stocks. The resulting overweighted exposure to the information technology sector hurt the fund’s performance during the last two months of the reporting period, when technology stocks led the market lower. The sector’s difficulties were exemplified by Microsoft, one of the fund’s larger holdings, which fell sharply in May and June despite positive reviews for an upgraded Windows operating system. Underweighted exposure to the financials sector further detracted from the fund’s relative returns. On the other hand, underweighted exposure to energy stocks helped bolster returns in the wake of the Gulf oil spill.

Results from our stock selection strategy also proved mixed. Health care holdings produced notably good performance, led by robust gains in life sciences company Millipore, whose stock price climbed in response to an acquisition offer.Another proposed acquisition, for cosmetics maker Bare Escentuals, augmented the fund’s returns in the consumer staples sector. In the energy sector, relative performance benefited from an emphasis on attractively valued oil services companies, such as Smith International.

On the negative side, our focus on stable earnings led the fund to largely avoid the volatile commercial banking area, which performed relatively well during the reporting period. Instead, the fund concentrated on financial companies with exposure to the capital markets, such as Charles Schwab and State Street, which were hurt by the falling stock market. In the industrials sector, internationally diversified holdings such as United Technologies lost ground due to the European debt crisis. Finally, in the basic materials sector, Alcoa came under pressure from a global oversupply of aluminum.

Continued Emphasis on Growth

As of the end of the reporting period, we believed many stocks are attractively valued,and we remained focused on those with good growth prospects and a recent history of stable earnings. Therefore, we have maintained a growth-oriented bias, including overweighted exposure to technology stocks. We have found relatively few stocks meeting our investment criteria in the financials and energy sectors.

Emphasizing Environmentally Friendly Fuels

The fund’s socially responsible investment standards encompass a wide range of environmental, employment, consumer and health-and-safety related issues. In light of the catastrophe in the Gulf of Mexico, we would like to highlight our efforts to screen the health-and-safety records of candidates for investment in the energy sector. One representative holding, Noble, has established a strong safety record in the offshore drilling industry, receiving numerous awards for its safety practices.The fund held no positions in the companies directly implicated in the disaster.

For further information regarding the fund’s approach to socially responsible investing, please consult the fund’s prospectus.

July 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Socially Responsible Growth Fund, Inc. from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.50	$ 5.64
Ending value (after expenses)	$929.70	$928.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.71	$ 5.91
Ending value (after expenses)	$1,020.13	$1,018.94

† Expenses are equal to the fund’s annualized expense ratio of .94% for Initial Shares and 1.18% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—98.7%	Shares	Value ($)
Consumer Discretionary—11.5%
Discovery Communications, Cl. C	40,850 [a]	1,263,490
Gap	166,725	3,244,468
Garmin	60,600 [b]	1,768,308
Limited Brands	110,400	2,436,528
McDonald’s	58,225	3,835,281
New York Times, Cl. A	273,300 [a]	2,364,045
Priceline.com	5,625 [a]	993,038
Staples	70,400	1,341,120
Target	40,900	2,011,053
TJX	75,725	3,176,664
Weight Watchers International	28,225	725,100
		23,159,095
Consumer Staples—13.4%
Church & Dwight	42,000	2,633,820
Costco Wholesale	70,750	3,879,222
General Mills	30,800	1,094,016
Kimberly-Clark	59,275	3,593,843
PepsiCo	88,050	5,366,648
Procter & Gamble	99,375	5,960,513
Starbucks	116,300	2,826,090
Unilever (NY Shares)	60,025	1,639,883
		26,994,035
Energy—7.2%
Cenovus Energy	75,625	1,950,369
EnCana	108,025	3,277,478
Forest Oil	87,500 [a]	2,394,000
Nexen	92,975	1,828,818
Noble	109,625	3,388,509
Talisman Energy	108,025	1,639,820
		14,478,994
Financial—9.8%
American Express	57,850	2,296,645
Charles Schwab	116,200	1,647,716
Chubb	40,575	2,029,156
Comerica	54,200	1,996,186
Discover Financial Services	208,250	2,911,335

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
First Horizon National	172,300 [a]	1,972,835
Investment Technology Group	80,900 [a]	1,299,254
Marshall & Ilsley	287,300	2,062,814
State Street	39,850	1,347,727
Travelers	42,950	2,115,288
		19,678,956
Health Care—13.5%
Allergan	37,200	2,167,272
Amgen	37,225 [a]	1,958,035
AstraZeneca, ADR	42,550 [b]	2,005,381
Becton Dickinson & Co.	31,375	2,121,577
Biogen Idec	38,050 [a]	1,805,472
Genzyme	25,725 [a]	1,306,058
Gilead Sciences	60,700 [a]	2,080,796
Humana	42,400 [a]	1,936,408
Johnson & Johnson	70,550	4,166,683
Kinetic Concepts	45,300 [a]	1,653,903
Millipore	23,250 [a]	2,479,613
Novartis, ADR	22,900	1,106,528
WellPoint	47,850 [a]	2,341,301
		27,129,027
Industrial—9.5%
3M	46,900	3,704,631
Brink’s	41,250	784,987
Donaldson	22,825	973,486
Dun & Bradstreet	18,525	1,243,398
Emerson Electric	121,525	5,309,427
Equifax	38,600	1,083,116
Ryder System	20,775	835,778
United Technologies	80,225	5,207,405
		19,142,228
Materials—2.7%
Alcoa	166,650	1,676,499
MeadWestvaco	73,450	1,630,590

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
Schnitzer Steel Industries, Cl. A	30,450	1,193,640
Worthington Industries	70,900	911,774
		5,412,503
Technology—28.2%
Accenture, Cl. A	85,300	3,296,845
Apple	30,550 [a]	7,684,241
Avnet	44,975 [a]	1,084,347
CA	75,850	1,395,640
Cisco Systems	152,975 [a]	3,259,897
EMC	170,625 [a]	3,122,437
Google, Cl. A	9,050 [a]	4,026,798
Intel	61,050	1,187,423
International Business Machines	80,875	9,986,445
Microsoft	323,200	7,436,832
National Semiconductor	106,025	1,427,097
Oracle	209,625	4,498,553
QUALCOMM	103,175	3,388,267
Symantec	78,100 [a]	1,084,028
Texas Instruments	106,300	2,474,664
Western Union	91,575	1,365,383
		56,718,897
Utilities—2.9%
NextEra Energy	49,350	2,406,306
Sempra Energy	56,500	2,643,635
WGL Holdings	26,925	916,258
		5,966,199
Total Common Stocks
(cost $200,427,558)		198,679,934

Other Investment—1.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,745,000)	2,745,000 [c]	2,745,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—1.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $3,250,992)	3,250,992 [c]	3,250,992

Total Investments (cost $206,423,550)	101.7%	204,675,926
Liabilities, Less Cash and Receivables	(1.7%)	(3,470,366)
Net Assets	100.0%	201,205,560

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$3,104,846 and the total market value of the collateral held by the fund is $3,250,992.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	28.2	Energy	7.2
Health Care	13.5	Money Market Investments	3.0
Consumer Staples	13.4	Utilities	2.9
Consumer Discretionary	11.5	Materials	2.7
Financial	9.8
Industrial	9.5		101.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,104,846)—Note 1(b):
Unaffiliated issuers	200,427,558	198,679,934
Affiliated issuers	5,995,992	5,995,992
Cash		12,317
Dividends and interest receivable		118,022
Receivable for shares of Common Stock subscribed		5,873
Prepaid expenses		26,645
		204,838,783
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		143,060
Liability for securities on loan—Note 1(b)		3,250,992
Payable for shares of Common Stock redeemed		157,905
Accrued expenses		81,266
		3,633,223
Net Assets ($)		201,205,560
Composition of Net Assets ($):
Paid-in capital		338,785,176
Accumulated undistributed investment income—net		907,451
Accumulated net realized gain (loss) on investments		(136,739,443)
Accumulated net unrealized appreciation
(depreciation) on investments		(1,747,624)
Net Assets ($)		201,205,560

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	195,853,655	5,351,905
Shares Outstanding	8,089,794	222,249
Net Asset Value Per Share ($)	24.21	24.08

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $20,130 foreign taxes withheld at source):
Unaffiliated issuers	1,935,376
Affiliated issuers	697
Income from securities lending—Note 1(b)	23,942
Total Income	1,960,015
Expenses:
Management fee—Note 3(a)	835,432
Prospectus and shareholders’ reports	127,192
Professional fees	43,030
Shareholder servicing costs—Note 3(c)	15,428
Custodian fees—Note 3(c)	10,927
Distribution fees—Note 3(b)	7,453
Loan commitment fees—Note 2	4,431
Directors’ fees and expenses—Note 3(d)	1,774
Miscellaneous	6,202
Total Expenses	1,051,869
Less—reduction in fees due to earnings credits—Note 1(b)	(6)
Net Expenses	1,051,863
Investment Income—Net	908,152
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,978,529
Net unrealized appreciation (depreciation) on investments	(20,039,535)
Net Realized and Unrealized Gain (Loss) on Investments	(16,061,006)
Net (Decrease) in Net Assets Resulting from Operations	(15,152,854)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	908,152	1,923,908
Net realized gain (loss) on investments	3,978,529	(6,385,410)
Net unrealized appreciation
(depreciation) on investments	(20,039,535)	63,945,275
Net Increase (Decrease) in Net Assets
Resulting from Operations	(15,152,854)	59,483,773
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,883,935)	(1,888,082)
Service Shares	(39,024)	(34,740)
Total Dividends	(1,922,959)	(1,922,822)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,863,723	8,146,232
Service Shares	690,037	545,430
Dividends reinvested:
Initial Shares	1,883,935	1,888,082
Service Shares	39,024	34,740
Cost of shares redeemed:
Initial Shares	(16,876,177)	(28,291,376)
Service Shares	(989,562)	(1,034,582)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,389,020)	(18,711,474)
Total Increase (Decrease) in Net Assets	(27,464,833)	38,849,477
Net Assets ($):
Beginning of Period	228,670,393	189,820,916
End of Period	201,205,560	228,670,393
Undistributed investment income—net	907,451	1,922,258

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	183,707	375,522
Shares issued for dividends reinvested	69,518	103,912
Shares redeemed	(639,344)	(1,309,522)
Net Increase (Decrease) in Shares Outstanding	(386,119)	(830,088)
Service Shares
Shares sold	26,580	25,829
Shares issued for dividends reinvested	1,447	1,920
Shares redeemed	(38,346)	(49,261)
Net Increase (Decrease) in Shares Outstanding	(10,319)	(21,512)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.26	19.86	30.50	28.45	26.08	25.17
Investment Operations:
Investment income—net[a]	.11	.21	.19	.17	.13	.03
Net realized and unrealized
gain (loss) on investments	(1.93)	6.40	(10.64)	2.04	2.27	.88
Total from Investment Operations	(1.82)	6.61	(10.45)	2.21	2.40	.91
Distributions:
Dividends from
investment income—net	(.23)	(.21)	(.19)	(.16)	(.03)	—
Net asset value, end of period	24.21	26.26	19.86	30.50	28.45	26.08
Total Return (%)	(7.03)[b]	33.75	(34.42)	7.78	9.20	3.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94[c]	.89	.85	.82	.83	.81
Ratio of net expenses
to average net assets	.94[c,d]	.89[d]	.85[d]	.82	.83	.81
Ratio of net investment income
to average net assets	.82[c]	.97	.72	.58	.50	.10
Portfolio Turnover Rate	16.86[b]	34.00	31.74	22.71	32.19	94.99
Net Assets, end of period
($ x 1,000)	195,854	222,600	184,813	331,313	374,537	418,916

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	26.10	19.71	30.25	28.21	25.90	25.06
Investment Operations:
Investment income (loss)—net[a]	.07	.16	.12	.10	.07	(.04)
Net realized and unrealized
gain (loss) on investments	(1.92)	6.37	(10.55)	2.02	2.24	.88
Total from Investment Operations	(1.85)	6.53	(10.43)	2.12	2.31	.84
Distributions:
Dividends from
investment income—net	(.17)	(.14)	(.11)	(.08)	—	—
Net asset value, end of period	24.08	26.10	19.71	30.25	28.21	25.90
Total Return (%)	(7.16)[b]	33.44	(34.58)	7.49	8.96	3.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18[c]	1.14	1.10	1.07	1.08	1.06
Ratio of net expenses
to average net assets	1.18[c,d]	1.14[d]	1.10[d]	1.07	1.08	1.06
Ratio of net investment income
(loss) to average net assets	.57[c]	.72	.47	.33	.25	(.15)
Portfolio Turnover Rate	16.86[b]	34.00	31.74	22.71	32.19	94.99
Net Assets, end of period
($ x 1,000)	5,352	6,070	5,008	8,924	11,372	12,311

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment com-pany.The fund’s investment objective is to provide capital growth, with current income as a secondary goal through equity investments in companies that not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (150 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a shareholder services fee and Service shares are subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the the distribution plan, shareholder services plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	185,231,657	—	—	185,231,657
Equity Securities—
Foreign†	13,448,277	—	—	13,448,277
Mutual Funds	5,995,992	—	—	5,995,992
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010,The Bank of New York Mellon earned $10,261 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($) 6/30/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,919,000	11,163,000	11,337,000	2,745,000	1.4
Dreyfus
Institutional
Cash
Advantage
Plus Fund	5,552,208	30,852,258	33,153,474	3,250,992	1.6
Total	8,471,208	42,015,258	44,490,474	5,995,992	3.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $140,701,527 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied,$103,833,733 of the carryover expires in fiscal 2010,$19,771,483 expires in fiscal 2011 and $17,096,311 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $1,922,822. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ending June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $7,453 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of the Initial shares average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares shareholder accounts. During the period ended June 30, 2010, Initial shares were charged $11,168 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $703 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $90 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $6.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $10,927 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $130,193, Rule 12b-1 distribution plan fees $1,152, custodian fees $7,202, chief compliance officer fees $4,113 and transfer agency per account fees $400.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2010, amounted to $37,091,288 and $48,163,681, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended June 30, 2010. These disclosures did not impact the notes to the financial statements.

At June 30, 2010, accumulated net unrealized depreciation on investments was $1,747,624, consisting of $17,923,936 gross unrealized appreciation and $19,671,560 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

For More Information

The Dreyfus Socially Responsible Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-554-4611 or 1-516-338-3300

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Printed on recycled paper.
50% post-consumer.
Process chlorine free.
Vegetable-based ink.

Printed in U.S.A.

© 2010 MBSC Securities Corporation

0111SA0610

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Socially Responsible Growth Fund, Inc.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	August 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	August 12, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	August 12, 2010

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)